SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  [ ]

Check  the  appropriate  box:
[X]  Preliminary  Proxy  Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                    UPGRADE  INTERNATIONAL  CORPORATION
                    -----------------------------------
                (Name of Registrant as Specified in Its Charter)


           ----------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment  of  Filing  Fee  (Check  the  appropriate  box):
[X]  No  fee  required
[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     5)   Total fee paid:


[ ]  Fee  paid  previously  by  written  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form Schedule or Registration No.:
     3)   Filing Party:
     4)   Date Filed:

                                      LOGO

                          NOTICE OF 2002 ANNUAL MEETING

                                 PROXY STATEMENT


                                                               February 28, 2002

Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of Upgrade International Corporation, (the "Company"), I cordially invite you to attend the Company's Annual Meeting of Stockholders. The meeting will be held at 9:30 a.m., local time, on Thursday, March 28, 2002. The meeting will be held in room 3A North at the Washington State Convention and Trade Center; 800 Convention Place; Seattle,
WA   98101.

     At the meeting, stockholders of the Company will be asked to vote upon the election of one member to the Board of Directors of the Company; to amend the Articles of Incorporation to (a) increase the number of authorized Common Stock of the Company from 100,000,000 to 250,000,000, (b) increase the number of authorized Preferred Stock of the Company from 20,000,000 to 100,000,000, and
(c) authorize the Board of Directors of the Company to establish classes and series of common stock with separate rights and preferences to that of other common stock; to amend the Company's Omnibus Stock Option Plan, as amended, to increase the maximum number of common shares of the Company reserved for issuance under the Plan, to approve the Company's noncontributory unfunded deferred compensation plan and the ratification of the appointment of Grant Thornton, L.L.P. as the Company's independent public accountant.

     I encourage you to attend the meeting in person. Whether or not you plan to attend, however, PLEASE READ THE ENCLOSED PROXY STATEMENT AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE AS PROMPTLY AS POSSIBLE. ADDITIONALLY THIS YEAR, YOU CAN ALSO VOTE ON THE INTERNET OR BY TELEPHONE. INSTRUCTIONS FOR VOTING ELECTRONICALLY OR BY TELEPHONE IS DETAILED ON THE PROXY CARD. IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE, YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.

     Thank you for your attention to this important matter.


Very  truly  yours,


/S/


Daniel S. Bland
President and Chief Executive Officer

                                      LOGO
                              1411 - Fourth Avenue
                                    Suite 629
                                Seattle, WA 98101
                                 (206) 903-3116

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON THURSDAY, MARCH 28, 2002

     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Upgrade International Corporation, (the "Company"), to be held at 9:30 a.m., local time, on Thursday, March 28, 2002. The meeting will be held in room 3A North at the Washington State Convention and Trade Center; 800
Convention  Place;  Seattle,  WA   98101.


     A proxy and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1.   The  election  of one member to the Board of Directors of the Company;
     2. The amendment of the Articles of Incorporation to (a) increase the number of authorized Common Stock of the Company from 100,000,000 to 250,000,000, (b) increase the number of authorized Preferred Stock of the Company from 20,000,000 to 100,000,000, and (c) authorize the Board of Directors of the Company to establish classes and series of common stock with separate rights and preferences to that of other common stock;
     3. The amendment of the Company's Omnibus Stock Option Plan, to increase the maximum number of common shares of the Company reserved for issuance under the Plan;
     4. The approval of the Company's noncontributory unfunded deferred compensation plan;
     5. The ratification of the appointment of Grant Thornton, L.L.P. as the Company's independent public accountant.
     6. Such other matters as may properly come before the Meeting, or any adjournments or postponements thereof.

     The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record at the close of business on February 15, 2002 are the stockholders entitled to vote at the Meeting and any adjournments or postponements thereof.

     A complete list of stockholders entitled to vote at the Meeting will be available for examination during normal business hours by any stockholder, for any purpose germane to the Meeting, at the main office of the Company, located at 1411 - Fourth Avenue, Suite 629, Washington, WA 98101, during the ten days prior to the Meeting as well as at the Meeting.

     You are requested to complete, sign and date the enclosed proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed postage-paid envelope. Additionally this year, you can also vote on the internet or by telephone. An instruction for voting electronically or by telephone is detailed on the Proxy Card. If you vote your proxy by internet or by telephone, you do NOT need to mail back your proxy card. The proxy will not be used if you attend and vote at the Meeting in person.

By Order of the Board of Directors


/S/

Daniel S. Bland
President and Chief Executive Officer

Seattle,  Washington
February 28, 2002


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                        UPGRADE INTERNATIONAL CORPORATION
                              1411 - Fourth Avenue
                                    Suite 629
                               Seattle, WA   98101
                                 (206) 903-3116
                               ___________________

                         ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 28, 2002

     This Proxy Statement is furnished in connection with the solicitation, on behalf of the Board of Directors of Upgrade International Corporation (the "Company"), of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting"). The meeting will be held at 9:30 a.m., local time, on Thursday, March 28, 2002. The meeting will be held in room 3A North at the Washington State Convention and Trade Center; 800 Convention Place; Seattle, WA 98101.

     The accompanying Notice of Annual Meeting and this Proxy Statement are first being mailed to stockholders on or about February 28, 2002. At the Meeting, stockholders of the Company are being asked to vote upon the election of one member to the Board of Directors of the Company; to amend the Articles of Incorporation to (a) increase the number of authorized Common Stock of the Company from 100,000,000 to 250,000,000, (b) increase the number of authorized Preferred Stock of the Company from 20,000,000 to 100,000,000, and (c) authorize the Board of Directors of the Company to establish classes and series of common stock with separate rights and preferences to that of other common stock; to amend the Company's Omnibus Stock Option Plan, as amended, to increase the maximum number of common shares of the Company reserved for issuance under the Plan, and to approve the Company's noncontributory unfunded deferred compensation plan and the ratification of the appointment of Grant Thornton, L.L.P. as the Company's independent public accountant.


VOTE  REQUIRED  AND  PROXY  INFORMATION

     All shares of the Company's common stock, par value $.0001 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. One-third of the outstanding shares of Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Broker's non-votes are counted for purposes of determining a quorum. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the persons appointed by the Company to act as inspectors of election for the Annual Meeting. The inspectors of election will also determine whether or not a quorum is present. Each stockholder of record at the close of business on February 15, 2002 is entitled to one vote for each share then held on each matter submitted to a vote of stockholders. Brokers holding shares of record for their customers generally are not entitled to vote on certain matters unless their customers give them specific voting instructions.

     The voting requirements for the proposal we will consider at the meeting are:

          Election of director: The director shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Votes may be cast in favor of or withheld from the nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Broker non-votes will have no effect on the election of directors. If no instructions are indicated, properly executed proxies will be voted FOR the nominee set forth herein.

          Approval of the amendment to the Articles of Incorporation. The amendments to the Company's Articles of Incorporation to increase the number of authorized Common Stock and Preferred Stock of the Company must be approved by the vote of the holders of a majority of the stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereat. If the manner of voting is not specified in an executed proxy received by the Company, the proxy holders will vote FOR approval of the amendments to the Company's Articles of Incorporation.

          Approval of amendment to the Company's Omnibus Stock Option Plan: The amendment to the Company's Omnibus Stock Option Plan to increase the maximum number of common shares of the Company reserved for issuance under the Plan must be approved by the vote of the holders of a majority of the stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereat. If the manner of voting is not specified in an executed proxy received by the Company, the proxy holders will vote FOR approval of the amendment to the Company's Omnibus Stock Option Plan.

          Approval of the Company's noncontributory unfunded deferred compensation plan: The Company's noncontributory unfunded deferred compensation plan must be approved by the vote of the holders of a majority of the stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereat. If the manner of voting is not specified in an executed proxy received by the Company, the proxy holders will vote FOR approval of the Company's noncontributory unfunded deferred compensation plan.

          Ratification of Grant Thornton LLP as the Company's independent certified public accountants: The selection of Grant Thornton LLP as the Company's independent certified public accountants must be ratified by the vote of the holders of a majority of the stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereat. If the manner of voting is not specified in an executed proxy received by the Company, the proxy holders will vote FOR ratification of Grant Thornton LLP as the Company's independent certified public accountants.

          Other matters as may properly come before the Meeting - The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to be presented at the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

     A proxy given pursuant to the solicitation or otherwise may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Howard A. Jaffe, Executive Vice President, Upgrade International Corporation, 1411 - Fourth Avenue, Suite 629, Seattle, WA 98101.


VOTING  SECURITIES  AND  CERTAIN  HOLDERS  THEREOF

     Stockholders of record as of the close of business on February 15, 2002 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 42,412,025 shares of Common Stock issued and outstanding.

     The following table sets forth, as of February 15, 2002, certain information as to the beneficial ownership of Common Stock by: (i) those persons or entities known by management to beneficially own more than 5% of the Company's outstanding shares of Common Stock; (ii) the Company's Chief Executive Officer, its Chairman of the Board and the other executive officers of the Company (the "Named Officers"), and (iii) all directors and executive officers of the Company as a group:

                                                      SHARES
                                                   BENEFICIALLY   PERCENT OF
BENEFICIAL OWNER                                     OWNED (1)       CLASS
-------------------------------------------------  -------------  -----------
5% SHAREHOLDERS

Gross Foundation (2)                                   2,701,474       6.37 %
1660 - 49th Street
Brooklyn, NY   11204

Citilink Investments International Ltd. (3)            2,157,554       5.09 %
8/4 Agasi St.
Harnof
Jerusalem, Israel   93877

DIRECTORS AND EXECUTIVE OFFICERS

Daniel S. Bland (4)                                    6,476,100      15.27 %
President and Chief Executive Officer
and Director

Howard A. Jaffe (5)                                    1,224,333       2.89 %
Executive Vice President and Chief Operating and
Financial Officer and Director

Malcolm P. Burke (6)                                     393,000       0.93 %
Director

Ronald P. Erickson (7)                                   650,000       1.53 %
Director

C. Rowland Hanson
Director                                                     -0-       0.00 %

Upgrade International Corporation (8)                  2,000,000       4.72 %

Directors and executive officers as a group           10,743,433      25.33 %
(6 persons and/or entities)

________
(1) Includes shares held directly, in retirement accounts, in a fiduciary capacity or by certain affiliated entities or members of the named individuals' families, with respect to which shares the named individuals and group may be deemed to have sole or shared voting and/or dispositive powers. Also includes options and warrants which are vested and exercisable within sixty days.

(2) Disclosure based upon Form 13-G/A, Amended Statement of Beneficial Ownership filed with the Securities & Exchange Commission by the Gross Foundation on February 12, 2002.

(3) Disclosure based upon Form 13-G, Statement of Beneficial Ownership filed with the Securities & Exchange Commission by Citilink Investments International Ltd. on February 1, 2002.

(4) Comprised of 4,000,000 shares and 800,000 warrants (exercisable at $0.25 per share and expiring 1/20/2004) owned by the Bland Family Trust, as to which Mr. Bland, as trustee, has sole voting and investment powers, 476,100 shares owned by International Internet Corporation, which Mr. Bland controls, and 1,200,000 options (600,000 exercisable at $0.25 per share and expiring 1/20/2004; 350,000 options exercisable at $2.50 per share and expiring 09/30/04; 250,000 exercisable at $3.19 per share and expiring 04/02/11) owned directly by Mr. Bland.

(5) Comprised of 286,000 shares and 555,000 warrants (205,000 exercisable at $2.00 and expiring 02/15/06; 200,000 exercisable at $.75 and expiring 09/15/06; and 150,000 exercisable at $1.00 and expiring 01/08/07), and
     500,000 options (200,000 shares at a price of $2.50 per share fully vested and expiring 10/25/10; 200,000 options to acquire shares at a price of $2.50 vesting quarterly over a period of three years and expiring 10/25/10; 100,000 shares at a price of $3.19 per share fully vested and expiring 04/02/11) owned directly by Mr. Jaffe.


(6) Comprised of 7,500 shares and 450,000 options (150,000 exercisable at $0.25 per share fully vested and expiring 1/20/2004; 200,000 vesting quarterly over a three year period at $2.50 per share and expiring 09/30/04; and 100,000 shares vesting quarterly over a three year period at a price of $3.19 and expiring 04/02/11) owned directly by Mr. Burke. In addition 10,500 shares owned by Primary Ventures Corporation, a company controlled by Mr. Burke.

(7) Comprised of 750,000 options (550,000 exercisable at $0.25 per share fully vested and expiring 1/20/2004; 100,000 vesting quarterly over a three year period at $2.50 per share and expiring 09/30/2004; and 100,000 shares vesting quarterly over a three year period at a price of $3.19 and expiring 04/02/11) owned directly by Mr. Erickson.

(8) Shares assigned to the Company, and pledged as collateral for loan outstanding.

There are no arrangements known to the Company that may result in a change in control of the Company.


                       DIRECTORS AND EXECUTIVE MANAGEMENT

     The Company's Board of Directors currently consists of five members. The Company's bylaws provide for directors' terms to be divided into three classes, with each class to be as nearly equal in number as possible. Currently, one director is serving in the class expiring in 2002, and two directors are serving in each class expiring in 2003 and 2004. Mr. Hanson was recently appointed to the Board of Directors will fill the class whose term will expire in 2005.

     The following table sets forth certain information, as of February 15, 2002, regarding the Company's Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the Mr. Hanson as the nominee for the 2005 class position. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominee) will be voted at the Meeting "FOR" the election of Mr. Hanson. If he is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominee may be unable to serve, if elected. There are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

                                                                              SHARES OF
                                                                   CURRENT  COMMON STOCK   PERCENT
                                POSITION(S) HELD        DIRECTOR    TERM    BENEFICIALLY      OF
        NAME          AGE        IN THE COMPANY         SINCE (1)  EXPIRES   OWNED (2,3)    CLASS
--------------------  ---  ---------------------------  ---------  -------  -------------  --------
      NOMINEE -
TERM EXPIRES IN 2005

C.Rowland Hanson       49  Director                          2002     2002            -0-     .00 %

     DIRECTORS -
TERM EXPIRES IN 2004

Daniel S. Bland        43  Chief Executive Officer           1997     2004      6,476,100   15.27 %
                           & President and Director

Malcolm P. Burke       59  Director                          1997     2004        393,000     .93 %

    DIRECTORS  -
TERM EXPIRES IN 2003

Ronald P. Erickson     57  Director                          1997     2003        650,000    1.53 %

Howard A. Jaffe        48  Executive Vice President          2000     2003      1,224,333    2.89 %
                           Chief Operating & Financial
                           Officer and Director

     The business experience for at least the past five years of each nominee and/or Director is set forth below.

     DANIEL S. BLAND is the founder of Upgrade and has served as its President since 1997. He also was a founder, and from 1993 to 1996 served as a director and the chief executive officer of, Empyrean Diagnostics Ltd., a reporting company in British Columbia under the British Columbia Securities Commission.

     MALCOLM P. BURKE is the founder, and since 1998 has been the president and chief executive officer, of Primary Ventures Corp., a Vancouver, British Columbia company providing financial and strategic consulting services to start-up companies. He also is president of Sopio Investments Ltd., a family holding company. From 1992 to 1998 Mr. Burke was president and chief executive officer of Interactive Entertainment Limited, an NASD Small Cap Market company.

     RONALD P. ERICKSON has served as a director and senior executive officer (currently chairman of the board of directors) of eCharge Corporation, a Seattle based provider of Internet billing solutions, since October 1997. From January 1996 through August 1998, Mr. Erickson was chairman of the board of directors and chief executive officer of GlobalTel Resources, Inc., an international provider of telecommunications services, messaging and intranet solutions. From September 1994 to January 1996, Mr. Erickson was managing director of GlobalVision LLC, a consulting firm. Mr. Erickson also was a co-founder of Egghead Software, a leading software retailer, where he was variously chairman, vice chairman, president and chief executive officer from 1992 to 1994.

     C. ROLAND HANSON is the managing member of CRH and Associates, a consulting firm Mr. Hanson formed in 1987, based in Redmond, Washington which specializes in strategic planning for a wide range of business enterprises. Prior to founding CRH, Mr. Hanson served as Vice President of Corporate Communications for Microsoft Corporation, where he developed and executed the company's original branding strategy. Prior to Microsoft, Mr. Hanson was Vice President of World-Wide Marketing for Neutrogena Corporation. Mr. Hanson serves on a number of advisory boards and is a member of the Board of Directors of Direct Focus, Inc. (Nasdaq : DFXI).

     HOWARD A. JAFFE joined the Company in October 2000 as a consultant and in January 2001 as the Chief Operating and Financial Officer. Mr. Jaffe is a business and financial professional with substantial experience in mergers and acquisitions and other capital market transactions. During the prior five years Mr. Jaffe was the Executive Vice President and Chief Financial Officer of MB Financial and Manufacturers Bank, a $1.4 billion financial institution.


     EXECUTIVE  OFFICERS

     The following contains certain information regarding key officers of subsidiaries who are not directors of the Company.

     DANIEL KEHOE (UltraCard) has held the position of President and director of UltraCard Inc. since 1997. Prior thereto, from 1994 to 1997 Mr. Kehoe operated as an independent consultant to various technology companies specializing in strategic business development. Mr. Kehoe has a degree from Northwestern School of Law.

     JOHN A. FRENCH (cQue) has been the President of cQue Corporation since 1996, a subsidiary of Upgrade which specializes in the development and implementation of online Web Access software products for instant data retrieval featuring the latest products in IT technology, including the smart card. Prior to that Mr. French worked as a business consultant with Horizon Resources/2000 specializing in the software and smartcard development business.

     MARCO GARIBALDI (Rockster, Transaction In-Process) has been involved in the technology business his whole professional career. He received his degree in computer sciences in 1974. Mr. Garibaldi worked with Burroughs Worldwide
Business Machines and Host International holding a succession of programming, technical and financial positions. Later, Mr. Garibaldi founded InterComm, Inc., a think-tank company, (which developed the online shopping cart, bookstore online, the auction server, just to name a few) where he served as President and

CEO. Mr. Garibaldi later joined Maximum Precision, an aerospace manufacturing company, where during his tenure served as President and CEO. Mr. Garibaldi left Maximum Precession to commence operations at Rockster.

     Upgrade is not aware of any arrangements or understandings pursuant to which its directors or executive officers are nominated or selected, other than arrangements or understandings with directors or officers of Upgrade acting solely in their capacities as such.


MEETINGS  AND  COMMITTEES  OF  THE  BOARD  OF  DIRECTORS

     THE COMPANY. The Company's Board of Directors has standing Audit and Compensation Policy Committees.

     During 2001, the Board of Directors of the Company met twice times in formal meetings and issued consents to Company action a number of times. No director nominee or standing director of the Company attended fewer than 75% of the total number of board and committee meetings held by the Board of Directors.

     The entire Board of Directors acts as a nominating committee for selecting nominees for election as directors. While the Board of Directors will consider nominees recommended by stockholders, the Board has not actively solicited such nominations. Pursuant to the Company's Bylaws, nominations by stockholders generally must be delivered in writing to the Secretary of the Company at least 30 days prior to the date of the Meeting. The Board of Directors met once during 2001 in its capacity as a nominating committee.

     The Audit Committee is responsible for recommending the selection of the independent auditors of the Company and meeting with the independent auditors to outline the scope and review the results of the annual audit. The Audit Committee also meets with the Company's internal auditor on a periodic basis. The Audit Committee is comprised of Directors Erickson (Chairman) and Burke. This committee held two meetings during 2001.

     The Compensation Policy Committee is responsible for the design and administration of the overall compensation program. In addition, the committee reviews and approves all executive officers' compensation plans, evaluates executive performance, grants awards under the Omnibus Stock Option Plan and considers other related matters. The Compensation Policy Committee includes
Directors Burke (Chairman) and Erickson The Compensation Policy Committee met twice during 2001.


DIRECTOR  COMPENSATION

     For 2001, the Board of Directors approved a fee schedule for its non-employee directors. The fee schedule is detailed as follows:

Annual Compensation                                                      $12,500
Attendance at Board Meetings                                              $2,000
Annual Compensation for Committee Chairmanship                            $2,500
Attendance at Committee Meetings                                         $11,000

     Directors at their option can defer their fees into the deferred compensation plan. Also, the non-employee directors have received stock options at market for their services. Additionally, directors are reimbursed for their out-of-pocket expenses related to their attendance at Board or Committee meetings.


EXECUTIVE  COMPENSATION

     The following table sets forth information concerning the compensation of the Named Officers for services in all capacities to the Company or its subsidiaries for the years ended September 30, 2001, 2000 and 1999.

                                      SUMMARY COMPENSATION TABLE

              NAME AND                FISCAL         ANNUAL           LONG TERM COMPENSATION       ALL OTHER
         PRINCIPAL POSITION            YEAR      COMPENSATION                 AWARDS            COMPENSATION($)
------------------------------------  ------  ------------------  ----------------------------  ---------------
                                                                                      OPTIONS/
                                               SALARY     BONUS    RESTRICTED STOCK   WARRANTS
                                               ($)(2)    ($)(3)     AWARD(S)($)(4)     (#)(5)
                                              --------  --------  -----------------  ---------
Daniel S. Bland                         2001  $250,000  $125,000  $               -    250,000                -
President and Chief Executive           2000   175,000         -                  -          -                -
Officer                                 1999   115,000         -                  -  1,750,000                -

Howard A. Jaffe (1)                     2001  $250,000  $125,000  $               -    905,000                -
Executive Vice President and            2000         -         -                  -          -                -
Chief Operating & Financial Officer     1999         -         -                  -          -                -

_________
(1)     Mr.  Jaffe  was  hired  as  a  consultant  in October 2000 and as an executive officer in January 2001.
(2)     Salary  for  2001  represents  amount  accrued,  but  unpaid.
(3)     Payment  for bonuses awarded may be received in cash or stock (at $1.00 per share) at the discretion of the  recipient.  Election  must  be  made  prior  to  September  30,  2002.
(4)     Represents  restricted  stock  issued.
(5)     Represents  warrants,  or  incentive  and non-qualified stock options granted pursuant to the Company's
        Stock Option Plans. All options were granted at or above the market price of the stock on the date of the grant and  vest  up  to  three  years.

STOCK  OPTION  GRANTS  IN  FISCAL  YEAR  2001

     The following table sets forth certain information with respect to stock options granted to the Named Officers during the fiscal year ended September 30, 2001.

     In addition to providing the number of options granted in the Summary Compensation Table, the following table discloses the range of potential realizable values at various assumed appreciation rates. The table discloses for the Chief Executive Officer and other Named Officers the gain or "spread" that would be realized at the end of the option term for the options granted during 2001, if the price of the Common Stock appreciates annually by the percentage levels indicated from the market price on the date of grant.

                                     % OF TOTAL
                                       OPTIONS
                                     GRANTED TO                          POTENTIAL REALIZABLE VALUE AT
                                      EMPLOYEES   EXERCISE                  ASSUMED ANNUAL RATES OF
                            OPTIONS  IN  FISCAL  PRICE PER  EXPIRATION    STOCK PRICE APPRECIATION FOR
            NAME            GRANTED    2001(1)     SHARE       DATE               OPTION TERM
--------------------------  -------  ----------  ----------  --------  --------------------------------
                                                                            5.00%           10.00%
                                                                       ---------------  ---------------
Daniel S. Bland             250,000       20.4%  $     3.19  04/02/11             -0-   $       10,000
Howard A. Jaffe (2 Grants)  400,000       32.6%  $     2.50  10/25/10             -0-   $      292,000
                            100,000        8.2%  $     3.19  04/02/11             -0-   $        4,000

OPTION  EXERCISES,  HOLDINGS  AND  VALUES  TABLE

     The following table sets forth information with respect to shares of the Common Stock acquired in 2001 through the exercise of stock options, including the value realized upon the exercise, and the value of all stock options held at September 30, 2001.

                   SHARES                         NUMBER OF              VALUE OF UNEXERCISED
                  ACQUIRED     VALUE        UNEXERCISED OPTIONS        "IN-THE-MONEY" OPTIONS
      NAME       ON EXERCISE  REALIZED     AT SEPTEMBER 30, 2001      AT SEPTEMBER 30, 2001 (1)
---------------  -----------  --------  --------------------------  ----------------------------
                                        EXERCISABLE  UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
                                        -----------  -------------  ------------  --------------
Daniel S. Bland          -0-       -0-    1,200,000            -0-  $    672,000  $          -0-
Howard A. Jaffe          -0-       -0-      500,000            -0-           -0-             -0-

__________
(1)     Represents the difference between the closing price of the Common Stock on September 30,
        2001  ($1.37  per  share)  and  the  exercise  price  of  the  stock  options.



COMPENSATION  POLICY  COMMITTEE  REPORT  ON  EXECUTIVE  COMPENSATION

     Under rules established by the Securities and Exchange Commission ("SEC"), the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale for and considerations that led to fundamental executive compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Policy Committee of the Bank, at the direction of the Board of Directors, has prepared the following report for inclusion in this Proxy Statement.

     GENERAL. The Board of Directors of the Company delegated to the Compensation Policy Committee the responsibility and authority to oversee the general compensation policies of the Company, to establish compensation plans and specific compensation levels for executive officers, and to review the recommendations of management for compensation and benefits for other officers and employees of the Company. The Compensation Policy Committee is composed solely of independent outside directors.

     The Compensation Policy Committee has adopted an executive compensation program designed to: (i) offer competitive compensation packages in order to attract, motivate, retain and reward those key executive officers who are crucial to the long-term success of the Company; (ii) establish a direct link between executive compensation and annual and long-term performance of the Company; and (iii) encourage decision-making that maximizes long-term shareholder value. The Compensation Policy Committee's primary compensation objective is to ensure that such compensation be tied to the achievement of both short term and longer term goals and objectives established in conjunction with the Company's planning process.

     Executive Compensation Policy. The compensation package provided to the executive officers of the Company is composed principally of base salary, an annual incentive bonus and awards under the Company's equity based plans. Executive officers also participate in other benefit plans available to all eligible employees.

     Base Salary. It is the policy of the Compensation Policy Committee to annually review executive compensation packages, including base salaries paid or proposed to be paid, with compensation packages and base salaries offered by other technology-based companies. This information is primarily derived from third party sources and company proxy statements that provide compensation data and analysis from other publicly held companies. Specific factors considered include the level of responsibility delegated to a particular officer, the complexity of the job being evaluated, the position's impact on both short term and long term corporate goals and objectives, the expertise and skill level of the individual under consideration, the degree to which the officer has achieved his management objectives for the plan year, his ability to attract highly skilled individuals to the Company and the officer's overall performance in managing his area of responsibility. The Compensation Policy Committee's decisions are discretionary and no quantifiable formula or weighting of the above mentioned factors are utilized in the decision making process.

     Incentive Bonus Awards. The annual incentive bonus is designed to provide that a substantial portion of each executive officer's total compensation remains variable. The purpose of the incentive plan is to more closely align executive performance to the annual and long-term financial and operating performance of the Company and to reward officers for the achievement of certain specified goals and objectives.

     Benefit Plans. The Compensation Policy Committee's policy with respect to employee benefit plans is to provide competitive benefits to employees of the Company, including its executive officers. Additionally, the Omnibus Incentive Plan will provide employees, including executive officers, with an additional equity-based incentive to maximize long-term shareholder value. The Compensation Policy Committee believes that a competitive employee benefit package is essential to achieving the goals of attracting and retaining highly qualified employees.

     CHIEF EXECUTIVE OFFICER. The base salary paid to the Daniel S. Bland, Chief Executive Officer of the Company for 2001 was increased to $250,000. In examining the base compensation of other executives among other development stage companies, along with companies at similar stages in its development, the Compensation Policy Committee felt the compensation level was proper and consistent with these other businesses.

     The majority of Mr. Bland's compensation is tied to options issued upon the Company's omnibus stock option plan and warrants to purchase shares of stock. In this position where a key component of Mr. Bland's wealth and compensation is directly tied to the performance of the Company's stock. Therefore, his interests are closely aligned with that of the stockholders.


                                   Malcolm  P.  Burke
                                   Chairman of the Compensation Policy Committee

                                   Ronald  P.  Erickson


AUDIT  COMMITTEE  REPORT

     Under guideline established by the Securities and Exchange Commission ("SEC"), the Company has expanded the responsibilities for its Audit Committee. Included in the guideline is the establishment of a charter which details the responsibilities for the Audit Committee. The Company's Audit Committee Charter was adopted by the Board of Directors during 2000 and was disseminated to shareholders previously.

     The Audit Committee reviewed and discussed with Grant Thornton LLP, the Company's independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, the matters required to be discussed with the Audit Committee under generally accepted auditing standards (including Statement on Auditing Standards No. 61). In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1.

     The Audit Committee has also considered whether the provision of non-audit services by Grant Thornton LLP is compatible with their independence. The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended September 30, 2001 for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment, subject to shareholder approval, of the independent auditors and the Board concurred in such recommendation.

                                   The  Audit  Committee  of
                                   the  Board  of  Directors


                                   Ronald P. Erickson
                                   Chairman of the Audit Committee
                                   ---------------------------------------
                                   Malcolm P. Burke

CERTAIN  TRANSACTIONS

     Under the rules of the SEC Mr. Bland is considered a promoter of the Company.

     On October 10, 1997, UltraCard licensed the rights to two technology patents from CardTech, Inc. (CardTech). UltraCard's President Daniel Kehoe is also the controlling stockholder of CardTech. The license agreement terminates upon the expiration of the last licensed patent. Because the agreement covers any new patent applications filed in conjunction with the original technology patents, the agreement does not have a definite expiration date.

     As of September 30, 2001, UltraCard's remaining commitments under the license agreement are summarized as follows:

     - An earned royalty fee of 5% of the gross proceeds generated from sales, leases or other distributions of products incorporating the CardTech technology. The minimum annual royalty fee is payable at $650,000 per calendar year through 2009.

     - A capital fee equal to 12.5% of all equity capital invested in the UltraCard until such time that CardTech has received a total of $3,000,000 in such fees. The maximum remaining amount of the commitment is $1,990,187.

     Royalty fees are due on January 1 of each calendar year. As of September 30, 2001, $1,300,000 for both the calendar year 2000 and 2001 royalty fees remained unpaid, causing UltraCard to be past due on the agreement. Cardtech has deferred the required payments to March 31, 2002.

     In July, 2001, the Company received from its President and Chief Executive Officer, Daniel S. Bland, funds in the amount of $1,210,000 as a loan to the company. The Company's Board of Directors as of November 1, 2001, converted the $1,210,000 loan into equity by issuing 2,000,000 shares of common stock to Bland in full satisfaction of the company's loan obligation to him. As part of this transaction, Upgrade assumed the obligations of Bland, as borrower, under Bland's loan agreements with International Mercantile Holding Group, Inc.
(IMHG), the original lender of the funds. Under the terms of the loan agreements, repayment of the loan amount is secured by collateral in the form of 2,000,000 shares of Upgrade, which have been pledged by Bland to IMHG, which are now assigned to the Company. Upon repayment of the loan and return of the collateral, Upgrade intends to cancel the 2,000,000 shares of stock. The term of the loan is five years.



              AMENDMENT TO THE ARTICLES OF INCORPORATION OF UPGRADE
                           INTERNATIONAL CORPORATION.


     The Company's Articles of Incorporation currently authorize the issuance of up to 100,000,000 shares of common stock and 20,000,000 shares of preferred stock. As of February 15, 2002, the Company had 42,412,025 shares of common stock outstanding, and no shares of preferred stock outstanding. The Company proposes to increase the authorized common stock to 250,000,000 shares and the preferred stock to100,000,000 shares. The purpose of the proposed amendment is to authorize capital that will permit the Company to use its equity securities to further its business plans. This will ensure that the Company has an adequate amount of stock authorized to raise capital, acquire other businesses or issue stock as partial compensation for business transactions. In addition to the increase in authorized stock, the Company proposes to add a provision enabling the Board of Directors to establish classes and series of common stock with separate rights and preferences to that of other common stock. The Board currently has the authority to establish the designation, preferences, limitations and relative rights of the shares of preferred stock. The effect of granting this power with respect to the common stock provides the Board of Directors with a mechanism for establishing a separate class of common stock with different rights which may facilitate raising capital in markets to which the Company has historically not had access. The issuance of either common or preferred stock may dilute stock ownership of holders of common stock and thereby reduce their voting power and reduce their rights to the net assets of the Company upon dissolution.

     The Board of Directors recommends that the stockholders approve an amendment to the Amended and Restated Articles of Incorporation by adopting the following resolutions:

     BE IT RESOLVED, that Article II, Section 2.1 of the Corporation's Amended and Restated Articles of Incorporation is hereby amended to read in its entirety as follows:

          2.1.   AUTHORIZED  CAPITAL

          The total number of shares that this corporation is authorized to issue is 350,000,000 consisting of 250,000,000 shares of Common Stock having a par value of $0.0001 per share and 100,000,000 shares of Preferred Stock having a par value of $0.0001 per share. The Common Stock is subject to the rights and preferences of the Preferred Stock.

     RESOLVED FURTHER, that a new Section 2.2 shall be added to the Corporation's Amended and Restated Articles to read in its entirety as follows:

          2.2.   ISSUANCE  OF  COMMON  STOCK  BY  CLASS  AND  IN  SERIES

          Common Stock may be issued from time to time in one or more classes and one or more series within such classes in any manner permitted by law and the provisions of these Articles of Incorporation, as determined from time to time by the Board of Directors and stated in the resolution or resolutions providing for its issuance, prior to the issuance of any shares. The Board of Directors shall have the authority to fix and determine and to amend the designation, preferences, limitations and relative rights of the shares (including, without limitation, such matters as dividends, redemption, liquidation, conversion and voting) of any class or series that is wholly unissued or to be established. Unless otherwise specifically provided in the resolution establishing any class or series, the Board of Directors shall further have the authority, after the issuance of shares of a class or series whose number it has designated, to amend the resolution establishing such class or series to decrease the number of shares of that class or series, but not below the number of shares of such class or series then outstanding.

     RESOLVED FURTHER, that the old Section 2.2 shall be renumbered accordingly.

             THE UPGRADE BOARD RECOMMENDS THAT UPGRADE STOCKHOLDERS
                      VOTE FOR APPROVAL OF THE AMENDMENT.


            AMENDMENT TO THE OMNIBUS STOCK OPTION PLAN, AS AMENDED OF
                       UPGRADE INTERNATIONAL CORPORATION.

     The purpose of the Company's Omnibus Stock Option (the "Plan") is to provide a means by which the Company may attract, reward, and retain services or advice of current or future employees, officers, directors, and agents of the Company and to provide added incentives to them by encouraging stock ownership in the Company. Shareholder approval is required to amend the plan to increase the maximum aggregate number of common shares of the Company issuable under the Plan.

     The Company's Board of Directors believes that the Company's performance and growth is dependent upon ensuring the best possible management. The Board further believes that the Plans will encourage equity ownership in the Company by key employees and to also attract new members to its Board of Directors who can contribute to the Company and in turn provide such individuals with further incentive and motivation to perform in the best interests of the Company, its customers, and its stockholders and will aid in attracting and retaining high quality employees and Board Members. Without approval of the proposed amendment to reserve additional shares for issuance, the Company will soon be unable to make awards under the Plan. Previously, the shareholders approved shares for the Omnibus plan at just under 5% of the authorized common shares of the Company. The Board of Directors anticipates that the shareholders will approve the proposal to increase the Company's authorized common stock at this Annual Meeting. The Board of Directors therefore recommends that the stockholders approve a commensurate increase in the number of shares available for issuance under the Plan from 4,800,000 shares (4.8% of the authorized common shares) to 12,000,000 (the same 4.8% of the authorized common shares) by adopting the following resolution:

     BE IT RESOLVED, that Article 4, Section 4.1 shall be amended to read in its entirety as follows:

          4.1 Number of Shares. Subject to adjustment as provided in Section 4.3 herein, the total number of Shares available for grant under the Plan may not exceed 12,000,000. These Shares may be either authorized but unissued, or Shares that have been reacquired by the Company. The grant of an Option, Stock Appreciation Right, Restricted Stock Award or Performance Award shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.

     RESOLVED FURTHER, that any one director or senior officer of the Company be authorized to take any steps and execute any documents as may be necessary to give effect to the amendment to the Plan.

             THE UPGRADE BOARD RECOMMENDS THAT UPGRADE STOCKHOLDERS
                    VOTE FOR APPROVAL OF THE PLAN AMENDMENT.


               ADOPTION OF THE NONCONTRIBUATORY UNFUNDED DEFERRED
                                COMPENSATION PLAN

     The purpose of the Noncontributory Unfunded Deferred Compensation Plan is to permit Executive Officers, Directors, or other agents of the Company to defer a portion of their salary or fee into a tax deferred vehicle. Participation in the plan is solely upon the discretion of those eligible to participate. Currently, participants in the plan receive no contribution from the Company based upon their election to participate. The Plan is overseen by Trustees appointed by the Company's Board of Directors. Assets held in the plan are subject to creditors of the Company in the event of bankruptcy. A complete copy of the plan is attached to this proxy as exhibit "A".

     THE UPGRADE BOARD RECOMMENDS THAT UPGRADE STOCKHOLDERS VOTE FOR APPROVAL OF THE NONCONTRIBUTORY UNFUNDED DEFERRED COMPENSATION PLAN.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Grant Thornton, LLP ("Grant Thornton"), independent certified public accountants, have been selected by the Board of Directors to continue to serve the Company in that capacity for 2001, subject to ratification by the stockholders. Representatives of Grant Thornton are expected to be present at the Meeting and can make a statement should they desire to do so and will be available to respond to appropriate questions from stockholders.

     Grant Thornton continues to perform audit professional services for and on behalf of the Company. During 2001, Grant Thornton's audit services included examination of the consolidated financial statements of the Company, examination of the financial statements of subsidiaries and a review of certain filings with the Securities and Exchange Commission. Grant Thornton's unqualified opinion of the consolidated financial statements, along with the consolidated financial statements of the Company, are enclosed in the mailing of this Proxy Statement.

THE UPGRADE BOARD RECOMMENDS THAT UPGRADE STOCKHOLDERS VOTE FOR APPROVAL OF THE APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF THE COMPANY.


                              STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy materials for the next Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received by the Company prior to October 31, 2002. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.


                                  OTHER MATTERS

     The Board of Directors is not aware of any business to be properly presented at the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.


                    WHERE YOU CAN FIND ADDITIONAL INFORMATION

     Upgrade files reports, proxy statements and other information with the Commission under the Exchange Act. You may read this information at the Commission's Public Reference Room located at 450 Fifth Street, N.W. Room 1024, Washington, D.C. 20549. You may also obtain copies of this information by mail from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, at prescribed rates. The public may obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330. The Commission also maintains an Internet world wide web site that contains reports, proxy statements and other information about issuers, like Upgrade, who file electronically with the Commission. The address of that site is http://www.sec.gov.

     The Commission allows Upgrade to "incorporate by reference" information into this Proxy Statement/Prospectus. This means that Upgrade can disclose important information to you by referring you to another document filed separately with the Commission. The information incorporated by reference is considered to be a part of this Proxy Statement/Prospectus, except for any information that other information included directly in this document supersedes.

     You can obtain any of the documents incorporated by reference in this document through Upgrade or from the Commission through the Commission's web site at the address described above. Documents incorporated by reference are available from Upgrade without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference as an exhibit in this Proxy Statement/Prospectus. You can obtain documents incorporated by reference in this Proxy Statement/Prospectus by requesting them in writing or by telephone from Upgrade at the following address:

                        Upgrade International Corporation
                              1411 - Fourth Avenue
                                    Suite 629
                               Seattle, WA   98101
                                 (206) 903-3116
                           Attention: Howard A. Jaffe

     If you would like to request documents, please do so by March 15, 2002 to receive them before the Annual Meeting. If you request any incorporated documents from us, we will mail them to you by first class mail, or another equally prompt means, within one business day after we receive your request.

     We have not authorized anyone to give any information or make any representation about our Company that is different from, or in addition to, that contained in this Proxy Statement/Prospectus or in any of the materials that we have incorporated into this document. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this document speaks only as of the date of this document unless the information specifically indicates that another date applies.


By Order of the Board of Directors

/S/

Daniel  S.  Bland
President and Chief Executive Officer


Seattle, Washington
February 28, 2002

                                  EXHIBIT "A"




                        UPGRADE INTERNATIONAL CORPORATION



                      UNFUNDED DEFERRED COMPENSATION PLAN

                       UPGRADE INTERNATIONAL  CORPORATION

                           DEFERRED COMPENSATION PLAN

                      AS STATED EFFECTIVE NOVEMBER  1, 2001

                                     PURPOSE
                                     -------

     The purpose of this Plan is to provide specified benefits to a select group of management, highly compensated employees, directors, and agents who facilitate raising capital and contribute materially to the continued growth, development and future business success of Upgrade International, and its other subsidiaries, if any, that sponsor this Plan. This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.


                                   ARTICLE  I
                                  DEFINITIONS
                                  -----------

     For purposes of this Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

     "Account  Balance"  shall  mean, with respect to a Participant, a credit on
     ------------------
     the records of the Employer equal to the Deferral Account balance. The Account Balance, and each other specified account balance, shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant, or his or her designated Beneficiary, pursuant to this Plan.

     "Annual  Bonus"  shall  mean  any  compensation, in addition to Base Annual
     ---------------
     Salary relating to services performed during any calendar year, whether or not paid in such calendar year or included on the Federal Income Tax Form W-2 for such calendar year, payable to a Participant as an Employee under any Employer's annual bonus and cash incentive plans, excluding stock options.

     "Annual  Deferral  Amount"  shall mean that portion of a Participant's Base
     --------------------------
     Annual Salary, Annual Bonus, Director's Compensation and "finder's fees related to financings that a Participant elects to have, and is deferred, in accordance with Article 3, for any one Plan Year. In the event of a Participant's Retirement, Disability (if deferrals cease in accordance with Section 8.1), death or a Termination of Employment prior to the end of a Plan Year, such year's Annual Deferral Amount shall be the actual amount withheld prior to such event.

     "Base  Annual  Salary"  shall mean the annual cash compensation relating to
     ----------------------
     services performed by an Employee during any calendar year, whether or not paid in such calendar year or included on the Federal Income Tax Form W-2 for such calendar year, excluding bonuses, commissions, overtime, fringe benefits, stock options, relocation expenses, incentive payments, non-monetary awards, and other fees, automobile and other allowances paid to a Participant for employment services rendered (whether or not such allowances are included in the Employee's gross income). Base Annual Salary shall be calculated before reduction for compensation voluntarily deferred or contributed by the Participant pursuant to all qualified or non-qualified plans of any Employer and shall be calculated to include amounts not otherwise included in the Participant's gross income under Code Sections 125, 402(e)(3), 402(h), or 403(b) pursuant to plans established by any Employer; provided, however, that all such amounts will be included in compensation only to the extent that, had there been no such plan, the amount would have been payable in cash to the Employee.

     "Beneficiary"  shall  mean  one or more persons, estates or other entities,
     -------------
     designated in accordance with Article 9, that are entitled to receive benefits under this Plan upon the death of a Participant.

     "Beneficiary Designation Form" shall mean the form established from time to
     ------------------------------
     time by the Committee that a Participant completes, signs and returns to the Committee to designate one or more Beneficiaries.

     "Board"  shall  mean  the  board  of  directors  of  the  Company.
     -------

     "Change  in  Control" shall mean the first to occur of any of the following
     ---------------------
     events:

     (a) Any "person" (as that term is used in Section 13 and 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act")) becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act), directly or indirectly, of 50% or more of the Company's capital stock entitled to vote in the election of directors;

     (b) During any period of not more than two consecutive years, not including any period prior to the adoption of this Plan, individuals who at the beginning of such period constitute the board of directors of the Company, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (c), (d) or (e) herein) whose election by the board of directors or nomination for election by the Company's stockholders was approved by a vote of at least three-fourths (3/4ths) of the directors then in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

     (c) The shareholders of the Company approve any consolidation or merger of the Company, other than a consolidation or merger of the Company in which the holders of the common stock of the Company immediately prior to the consolidation or merger hold more than 50% of the common stock of the surviving corporation immediately after the consolidation or merger;

     (d) The Shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

     (e) The Shareholders of the Company approve the sale or transfer of all or substantially all of the assets of the Company to parties that are not within a "controlled group of corporation"( as defined in Code Section
          1563)  in  which  the  Company  is  a  member.

     "Claimant"  shall  have  the  meaning  set  forth  in  Section  14.1.
     ----------

     "Code" shall mean the Internal Revenue Code 1986, as it may be amended from
     ------
     time  to  time.

     "Committee"  shall  mean  the  committee  described  in  Article  12.
     -----------

     "Company"  shall  mean  Upgrade  International,  a  state  of  Washington
     ---------
     Corporation, and any successor to all or substantially all of the Company's assets or business.

     "Deduction  Limitation"  shall mean the following described limitation on a
     -----------------------
     benefit that may otherwise be distributable pursuant to the provisions of this Plan. Except as otherwise provided, this limitation shall be applied to all distributions that are "subject to the Deduction Limitation" under this Plan. If an Employer determines in good faith prior to a Change in Control that there is a reasonable likelihood that any compensation paid to a Participant for a taxable year of the Employer would not be deductible by the Employer solely by reason of the limitation under Code Section 162(m), then to the extent deemed necessary by the Employer to ensure that the entire amount of any distribution to the Participant pursuant to this Plan prior the Change in Control is deductible, the Employer may defer all or any portion of a distribution under this Plan. Any amounts deferred pursuant to this limitation shall continue to be credited/debited with additional amounts in accordance with Section 3.7 below, even if such amount is being paid out in installments. The amounts so deferred and amounts credited thereon shall be distributed to the Participant or his or her Beneficiary (in the event of the Participant's death) at the earliest possible date, as determined by the Employer in good faith, on which the deductibility of compensation paid or payable to the Participant for the taxable year of the Employer during which the distribution is made will not be limited by Section 162(m), or if earlier, the effective date of a Change in Control. Notwithstanding anything to the contrary in this Plan the Deduction Limitation shall not apply to any distributions made after a Change in Control.

     "Deferral  Account"  shall  mean (i) a sum of all of a Participant's Annual
     -------------------
     Deferral Amounts, (ii) the sum of Excess Matching Contributions contributed on behalf of the Participant, (iii) amounts credited in accordance with all the applicable crediting provisions of this Plan that relate to the Participant's Deferral Account, less (iv) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to his or her Deferral Account.

     "Director"  shall  mean  a member of the board of directors of the Company.
     ----------

     "Director's  Compensation"  shall  mean fees and other compensation payable
     --------------------------
     for  services  as  a  Director.

     "Disability"  shall  mean a period of disability during which a Participant
     ------------
     qualifies for permanent disability benefits under the Participant's Employer's long-term disability plan, or, if a Participant does not participate in such a plan, a period of disability during which the Participant would have qualified for permanent disability benefits under such a plan had the Participant been a participant in such a plan, as determined in the sole discretion of the Committee. If the Participant's
     Employer does not sponsor such a plan, or discontinues to sponsor such a plan, Disability shall be determined by the Committee in its sole discretion.

     "Disability  Benefit"  shall  mean  the  benefit  set  forth  in Article 8.
     ---------------------

     "Effective  Date"  shall  mean  November  1,  2001.
     -----------------

     "Election  Form"  shall  mean the form established from time to time by the
     ----------------
     Committee that a Participant completes, signs and returns to the Committee to make an election under the Plan.

     "Employee"  shall  mean  a  person  who is classified as an employee of any
     ----------
     Employer.

     "Employer(s)" shall mean Upgrade International, and any other subsidiaries,
     -------------
     if any, that have been selected by the Board to participate in the Plan and have adopted the Plan as a sponsor.

     "ERISA"  shall mean the Employee Retirement Income Security Act of 1974, as
     -------
     it  may  be  amended  from  time  to  time.

     "Excess  Matching  Contributions" shall equal to the difference between (a)
     ---------------------------------
     and  (b)  where:

     (a) is the amount of Matching Contribution that would have been allocated for the Plan Year on behalf of the Participant under a Qualified Plan, except for the limitation imposed on such Matching Contributions for the Plan Year by Code Section 415; and

     (b) is the amount of Matching Contributions actually allocated on behalf of the Participant for the Plan Year.

     "Finder's  Fee"  shall  mean  cash  and/or  stock  paid  to an agent of the
     ---------------
     Company responsible for successfully raising working capital for the Company.

     "Matching  Contribution"  shall  mean  a  matching contribution (within the
     ------------------------
     meaning of Code Section 401(m)(4)(A)) that is allocable on behalf of a Participant under a qualified plan described in Code Section 401(a), that is maintained by an Employer and in which the Participant participates.

     "Monthly  installment  Method"  shall be a monthly installment payment over
     ------------------------------
     the number of months selected by the Participant in accordance with this Plan, calculated as follows: The Account Balance of the Participant shall be calculated as of the close of business three business days prior to the last business day of the month. The monthly installment shall be calculated by multiplying this balance by a fraction, the numerator of which is one, and the denominator of which is the remaining number of monthly payments due the Participant. By way of example, if a 120-month Monthly Installment Method is elected, the payment shall be 1/120 of the Account Balance, calculated as described in this definition. The following month, the payment shall be 1/119 of the Account Balance, calculated as described in this definition. Each monthly installment shall be paid on or as soon as practicable after the last business day of the applicable month.

     "Participant"  shall  mean  any Employee or Director (i) who is selected to
     -------------
     participate in the Plan, (ii) who elects to participate in the Plan, (iii) who signs a Plan Agreement and an Election Form, (iv) whose signed Plan Agreement, Election Form and Beneficiary Designation Form are accepted by the Committee, (v) who commences participation in the Plan, and (vi) whose Plan Agreement has not terminated. A spouse or former spouse of a Participant shall not be treated as a Participant in the Plan or have an Account Balance under the Plan, even if he or she has an interest in the Participant's benefits under the Plan as a result of applicable law or property settlements resulting from legal separation or divorce.

     "Plan" shall mean this Deferred Compensation Plan, which shall be evidenced
     ------
     by this instrument and by each Plan Agreement, as they may be amended from time to time.

     "Plan  Agreement"  shall  mean  a written agreement, as may be amended from
     -----------------
     time to time, which is entered into by and between an Employer and a Participant. Each Plan Agreement executed by a Participant and the Participant's Employer shall provide for the entire benefit to which such Participant is entitled under the Plan; should there be more than one Plan Agreement, the Plan Agreement bearing the latest date of acceptance by the Employer shall supersede all previous Plan Agreements in their entirety and shall govern such entitlement. The terms of any Plan Agreement may be different for any Participant, and any Plan Agreement may provide additional benefits not set forth in the Plan or limit the benefits otherwise provided under the Plan; provided, however, that any such additional benefits or benefit limitations must be agreed to by both the Employer and the Participant

     "Plan  Year"  shall  mean  a period beginning on January 1 of each calendar
     ------------
     year  and  continuing  through  December  31  of  such  calendar  year.

     "Pre-Retirement  Survivor  Benefit"  shall  mean  the  benefit set forth in
     -----------------------------------
     Article 6.

     "Qualified  Plan" means a plan that meets the qualification requirements of
     -----------------
     Code  Section  401(a)  that  is  maintained  by  an  Employer.

     "Retirement", "Retire(s)" or "Retired" shall mean severance from employment
     --------------------------------------
     from all Employers for any reason other than a leave of absence, death or Disability on or after the earlier of the attainment of (a) age sixty-five
     (65)  or  (b)  age  fifty-five  (55)  with  ten  (10)  Years  of  Service.

     "Retirement  Benefit"  shall  mean  the  benefit  set  forth  in Article 5.
     ---------------------

     "Short-Term  Payout"  shall  mean  the  payout  set  forth  in Section 4.1.
     --------------------

     "Termination  Benefit"  shall  mean  the  benefit  set  forth in Article 7.
     ----------------------

     "Termination  of Employment" shall mean the severing of employment with all
     ----------------------------
     Employers voluntarily or involuntarily, for any reason other than Retirement, Disability, death or an authorized leave of absence.

     "Trust"  shall mean one or more trusts established pursuant to that certain
     -------
     Master Trust Agreement, between the Company and the trustee named therein, as amended from time to time.

     "Unforeseeable  Financial  Emergency" shall mean an unanticipated emergency
     -------------------------------------
     that is caused by an event beyond the control of the Participant that would result in severe financial hardship to the Participant resulting from (i) a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, (ii) a loss of the Participant's property due to casualty, or (iii) such other extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, all as determined in the sole discretion of the Committee. A distribution will be deemed to be on account of an Unforeseeable Financial Emergency if the distribution is on account of:

          a) Unreimbursed medical expenses (as defined in Code Section 213(d)) and amounts necessary to obtain medical care for the Participant, the Participant's spouse or any dependent;

          b) the purchase of the Participant's principal residence (but not ongoing mortgage payments);

          c) tuition and related educational fees for the immediately forthcoming twelve (12) month period of post-secondary education for the Participant, his spouse or dependents;

          d) the need to prevent eviction from or foreclosure on a Participant's principal residence.


                                    ARTICLE 2
                       SELECTION, ENROLLMENT, ELIGIBILITY
                       ----------------------------------

2.1  SELECTION BY COMMITTEE.  Participation in the Plan shall be limited to a
     ----------------------
     select group of management. highly compensated Employees of the Employers, Directors of the Company, and agents of the Company who raise operating capital for the Company and its subsidiary as designated by the Committee in its sole discretion from time to time. From that group, the Committee shall select, in its sole discretion, Employees, Directors and agents to participate in the Plan.

2.2  ENROLLMENT REQUIREMENTS.  As a condition to participation, each selected
     -----------------------
     Employee, Director or agent shall complete, execute and return to the Committee a Plan Agreement, an Election Form and a Beneficiary Designation Form, all within 30 days after he or she is selected to participate in the Plan. In addition, the Committee shall establish from time to time such other enrollment requirements as it determines in its sole discretion are necessary or appropriate.

2.3  ELIGIBILITY;  COMMENCEMENT  OF  PARTICIPATION.  Provided  an  Employee ,
     ---------------------------------------------
     Director or Agent selected to participate in the Plan has met all enrollment requirements set forth in this Plan and required by the Committee, including returning all required documents to the Committee within the specified time period, that Employee, Director or Agent shall commence participation in the Plan on the first day of the month following the month in which the Employee completes all enrollment requirements. If an Employee , Director or Agent fails to meet all such requirements within the period required, in accordance with Section 2.2, that Employee, Director or Agent shall not be eligible to participate in the Plan until the first day of the Plan Year following the delivery to and acceptance by the Committee of the required documents.

2.4  TERMINATION  OF  PARTICIPATION  AND/OR  DEFERRALS.  If  the  Committee
     -------------------------------------------------
     determines in good faith than a Participant no longer qualifies as a member of a select group of management or highly compensated employees, as membership in such group is determined in accordance with Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA, or is no longer a Director, or Agent, the Committee shall have the right, in its sole discretion, to (i) terminate any deferral election the Participant has made for the remainder of the Plan Year in which the Participant's membership status changes, (ii) prevent the Participant from making future deferral elections, (iii) cease making Excess Matching Contributions on his behalf (other than those previously declared), and/or (iv) immediately distribute the Participant's then Account Balance as a Termination Benefit and terminate the Participant's participation in the Plan.



                                    ARTICLE 3
          DEFERRAL COMMITMENTS/MATCHING CONTRIBUTIONS/CREDITING/TAXES
          -----------------------------------------------------------

3.1  COMPENSATION  DEFERRALS.
     -----------------------

     For each Plan Year, a Participant may elect to defer, as his or her Annual Deferral Amount, Base Annual Salary, Annual Bonus, and/or Director's Compensation, or any Finder's Fee which may be earned as the case may be, such amount as is set forth in the Participant's Plan Agreement with respect to the Plan Year. The election shall be irrevocable with respect to compensation covered by the election until the end of the Plan Year. If no election is made, the amount deferred shall be zero. Notwithstanding the foregoing, if a Participant first becomes a Participant after the first day of a Plan Year, the maximum Annual Deferral Amount shall be limited to the amount of compensation not yet earned by the Participant as of the date the Participant submits a Plan Agreement and Election Form to the Committee for acceptance.

3.2  DISCRETIONARY  MATCHING  CONTRIBUTIONS.
     ---------------------------------------

     With respect to each Plan Year, each Employer, in its sole distribution, may agree to contribute on behalf of Participant who is an Employee of that Employer an amount equal to the Participant's Excess Matching Contribution with respect to the Plan Year. The Excess Matching Contribution shall be credited to each eligible Participant's Deferral Account as of the last day of the Plan Year to which the Excess Matching Contribution relates.

3.3  ELECTION  TO  DEFER;  EFFECT  OF  ELECTION  FORM;  SUSPENSION.
     --------------------------------------------------------------

     (a)  FIRST  PLAN  YEAR.  In connection with a Participant's commencement of
          -----------------
          participation in the Plan, the Participant shall make an irrevocable election regarding his Annual Deferral Amount for the Plan Year in which the Participant commences participation in the Plan, along with such other elections as the Committee deems necessary or desirable under the Plan. For these elections to be valid, the Election Form must be completed and signed by the Participant, timely delivered to the Committee (in accordance with Section 2.2 above) and accepted by the Committee.

     (b)  SUBSEQUENT  PLAN YEARS. For each succeeding Plan Year, the Participant
          -----------------------
          shall make an irrevocable election regarding his Annual Deferral Amount for that Plan Year, and such other elections as the Committee deems necessary or desirable under the Plan. Such election shall be made before the end of the Plan Year preceding the Plan Year for which the election is made, by means of a new Election Form. If no such Election Form is timely delivered for a Plan Year, the Annual Deferral Amount shall be zero for that Plan Year. In the case of a deferral of a Participant's Annual Bonus, the election form shall be delivered to the Committee prior to the date such Annual Bonus is announced by the Employer.

     (c)  SUSPENSION OF ELECTION. A Participant may suspend an election to defer
          ----------------------
          compensation for the remainder of the Plan Year by filing with the Committee a written notice of the suspension, which election will become effective as of the next payroll period.

3.4  WITHHOLDING  OF  ANNUAL  DEFERRAL AMOUNTS.  For each Plan Year, the Base
     -----------------------------------------
     Annual Salary portion of the Annual Deferral Amount shall be withheld from each regularly scheduled Base Annual Salary payroll in equal amounts, as adjusted from time to time for increases and decreases in Base Annual Salary. The Annual Bonus portion of the Annual Deferral Amount shall be withheld at the time the Annual Bonus is paid to the Participant, whether or not this occurs during the Plan Year itself. The Director's Compensation portion of the Annual Deferral Amount shall be withheld at the time the Director's Compensation is paid to the Participant, whether or not this occurs during the Plan Year.

3.5  INVESTMENT  OF  TRUST  ASSETS.  The  Trustee  of  the  Trust  shall  be
     -----------------------------
     authorized, upon written instructions received from the Committee or investment manager appointed by the Committee, to invest and reinvest the assets of the Trust in accordance with the applicable Trust Agreement, including the disposition of stock and reinvestment of the proceeds in one or more investment vehicles designated by the Committee.

3.6  VESTING.  A  Participant shall at all times be 100% vested in his or her
     -------
     Deferral  Account.

3.7  CREDITING/DEBITING OF ACCOUNT BALANCES.  In accordance with, and subject
     --------------------------------------
     to, the rules and procedures that are established from time to time by the Committee, in its sole discretion, amounts shall be credited or debited to a Participant's Account Balance in accordance with the following rules:

     (a)  ELECTION  OF  MEASUREMENT FUNDS. A Participant, in connection with his
          -------------------------------
          or  her  initial  compensation  deferral  election  in accordance with
          Section 3.3(a) above, shall elect, on the Election Form, one or more Measurement Fund(s) (as described in Section 3.7(c) below) to be used to determine the additional amounts to be credited to his or her Account Balance for the first calendar quarter or portion thereof in which the Participant commences participation in the Plan and continuing thereafter for each subsequent calendar quarter in which the Participant participates in the Plan, unless changed in accordance with the next sentence. Commencing with the first calendar quarter that follows the Participant's commencement of participation in the Plan and continuing thereafter for each subsequent calendar quarter in which the Participant participates in the Plan, no later than the next to last business day of the calendar quarter, the Participant may (but is not required to) elect, by submitting an Election Form to the Committee that is accepted by the Committee, to add or delete one or more Measurement Fund(s) to be used to determine the additional amounts to be credited to his or her Account Balance, or to change the portion of his or her Account Balance allocated to each previously or newly elected Measurement Fund. If an election is made in accordance with the previous sentence, it shall apply to the next calendar quarter and continue thereafter for each subsequent calendar quarter in which the Participant participates in the Plan, unless changed in accordance with the previous sentence.

     (b)  PROPORTIONATE  ALLOCATION. In making any election described in Section
          -------------------------
          3.7(a) above, the Participant shall specify on the Election Form, in increments of ten percentage points (10%), the percentage of his or her Account Balance to be allocated to a Measurement Fund (as if the Participant were making an investment in that Measurement Fund with that portion of his or her Account Balance).

     (c)  MEASUREMENT  FUNDS.  Except  as  otherwise  provided  herein,  the
          ------------------
          Participant may elect one or more measurement funds, based on certain mutual funds selected by the Board from time to time, or Company common stock on a limited basis as hereinafter described (the "Measurement Funds"), for the purpose of crediting or debiting amounts to his or her Account Balance. Notwithstanding the foregoing, Company common stock may be used as a Measurement Fund only with respect to
          (1) the deferral of compensation from the Company and not with respect to compensation deferred from any other Employer, and (2) Excess Matching Contributions attributable to compensation from the Company.

          The manner in which Participants elect their Measurement Funds shall be determined in accordance with rules promulgated by the Committee.

          As necessary, the Committee may, in its sole discretion, discontinue, substitute or add a Measurement Fund. Each such action will take effect as of the first day of the calendar quarter that follows by fifteen (15) days the day on which the Committee gives Participants advance written notice of such change.

          Upon a Change in Control, the Participants may direct the investment of their Account Balance among any investment permitted by the Trustee, in such percentages as the Participant may determine.

     (d)  CREDITING  OR  DEBITING  METHOD.  The  performance  of  each  selected
          -------------------------------
          Measurement Fund (either positive or negative) will be determined by the Committee, in its sole discretion, based on the performance of the Measurement Funds themselves. A Participant's Account Balance shall be credited or debited on a daily basis based on the performance of each Measurement Fund selected by the Participant, as determined by the Committee in its sole discretion, as though (i) a Participant's Account Balance were invested in the Measurement Fund(s) selected by the Participant, in the percentages applicable to such calendar quarter, as of the close of business on the first business day of such calendar quarter, at the closing price on such date; (ii) the portion of the Annual Deferral Amount that was actually deferred during any calendar quarter were invested in the Measurement Fund(s) selected by the Participant, in the percentages applicable to such calendar quarter, no later than the close of business on the third business day after the day on which such amounts are actually deferred from the Participant's Base Annual Salary through reductions in his or her payroll, at the closing price on such date; (iii) the Participant's Excess Matching Contribution was actually contributed as of the last day of the Plan Year and invested in the Measurement Fund(s) selected by the Participant as of that date, at the closing price on such date, and (iv) any distribution made to a Participant that decreases such Participant's Account Balance shall cease being invested in the Measurement Fund(s), in the percentages applicable to such calendar quarter, no earlier than three business days prior to the distribution, at the closing price on such date.

     (e)  NO ACTUAL INVESTMENT. Notwithstanding any other provision of this Plan
          ---------------------
          that may be interpreted to the contrary, the Measurement Funds are to be used for measurement purposes only, and a Participant's election of any such Measurement Fund, the allocation of his or her Account Balance thereto, the calculation of additional amounts and the crediting or debiting of such amounts to a Participant's Account Balance shall not be considered or construed in any manner as an actual investment of his or her Account Balance in any such Measurement Fund. In the event that the Company or the Trustee (as that term is defined in the Trust), in its own discretion, decides to invest funds in any or all of the Measurement Funds, no Participant shall have any rights in or to such investments themselves. Without limiting the foregoing, a Participant's Account Balance shall at all times be a bookkeeping entry only and shall not represent any investment made on his or her behalf by the Company or the Trust; the Participant shall at all times remain an unsecured creditor of the Company.

3.8  FICA AND OTHER TAXES. For each Plan Year in which an Annual Deferral Amount
     --------------------
     is being withheld from a Participant, the Participant's Employer(s) shall withhold from that portion of the Participant's Base Annual Salary, Annual Bonus and Director's Compensation that is not being deferred in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes on such Annual Deferral Amount. The Committee may reduce the Annual Deferral Amount in order to comply with this Section 3.8 if it determines that such action is necessary or appropriate.

3.9  DISTRIBUTIONS.  The Participant's Employer(s), or the trustee of the Trust,
     -------------
     shall withhold from any payments made to a Participant under this Plan all federal, state and local income, employment and other taxes required to be withheld by the Employer(s), or the trustee of the Trust, in connection with such payments, in amounts and in a manner to be determined in the sole discretion of the Employer(s) and the trustee of the Trust.

                                    ARTICLE 4
  SHORT-TERM PAYOUT; UNFORESEEABLE FINANCIAL EMERGENCIES; WITHDRAWAL ELECTION
  ---------------------------------------------------------------------------

4.1  SHORT-TERM  PAYOUT.  In connection with each election to defer an Annual
     ------------------
     Deferral Amount, a Participant may irrevocably elect to receive a future "Short-Term Payout" from the Plan with respect to his Account Balance. Subject to the Deduction Limitation, the Short-Term Payout shall be a lump sum payment in an amount that is equal to the Participant's Account Balance, determined at the time that the Short-Term Payout becomes payable (rather than the date of a Termination of Employment). Subject to the Deduction Limitation and the other terms and conditions of this Plan, each Short-Term Payout elected shall be paid out during a period beginning 1 day and ending 60 days after the last day of any Plan Year designated by the Participant that is at least five Plan Years after the Plan Year in which the Annual Deferral Amount is actually deferred. By way of example, if a five year Short-Term Payout is elected for Annual Deferral Amounts that are deferred in the Plan Year commencing January 1, 2001, the five year Short-Term Payout would become payable during a 60 day period commencing January 1, 2007.

4.2  OTHER  BENEFITS  TAKE PRECEDENCE OVER SHORT-TERM.  Should an event occur
     ------------------------------------------------
     that triggers a benefit under Article 5, 6, 7 or 8, any Annual Deferral Amount, plus amounts credited or debited thereon, that is subject to a Short-Term Payout election under Section 4.1 shall not be paid in accordance with Section 4.1 but shall be paid in accordance with the other applicable Article.

4.3  WITHDRAWAL  PAYOUT/SUSPENSIONS  FOR UNFORESEEABLE FINANCIAL EMERGENCIES.
     -----------------------------------------------------------------------
     If the Participant experiences an Unforeseeable Financial Emergency, the Participant may petition the Committee to (i) suspend any deferrals required to be made by a Participant and/or (ii) receive a partial or full payout from the Plan. The payout shall not exceed the lesser of the Participant's Account Balance, calculated as if such Participant were receiving a Termination Benefit, or the amount reasonably needed to satisfy the Unforeseeable Financial Emergency. If, subject to the sole discretion of the Committee, the petition for a suspension and/or payout is approved, suspension shall take effect upon the date of approval and any payout shall be made within 60 days of the date of approval. Following approval of a payout under this Section 4.3, a Participant shall not be permitted to resume participation in the Plan for the later of 6 months following such withdrawal or the first day of the following Plan Year. If the Participant petitions the Committee only to suspend deferrals and the Committee approves such suspension, the Participant shall not be permitted to resume participation in the Plan until the first day of the following Plan Year. The payment of any amount under this Section 4.3 shall be subject to the Deduction Limitation.

4.4  WITHDRAWAL  ELECTION.  A  Participant (or, after a Participant's death, his
     --------------------
     or her Beneficiary) may elect, at any time, to withdraw all of his or her Account Balance, calculated as if there had occurred a Termination of Employment as of the day of the election, less a withdrawal penalty equal to 10% of such amount (the net amount shall be referred to as the "Withdrawal Amount"). This election can be made at any time, before or after Retirement, Disability, death or Termination of Employment and whether or not the Participant (or Beneficiary) is in the process of being paid pursuant to an installment payment schedule. If made before Retirement, Disability or death, a Participant's Withdrawal Amount shall be his or her Account Balance calculated as if there had occurred a Termination of Employment as of the day of the election. No partial withdrawals of the Withdrawal Amount shall be allowed. The Participant (or his or her Beneficiary) shall make this election by giving the Committee advance written notice of the election in a form determined from time to time by the Committee. The Participant (or his or her Beneficiary) shall be paid the Withdrawal Amount within 60 days of his or her election. Once the Withdrawal Amount is paid, the Participant's participation in the Plan shall terminate and the Participant shall not be eligible to participate in the Plan in the future. The payment of this Withdrawal Amount shall be subject to the Deduction Limitation.


                                    ARTICLE 5
                               RETIREMENT BENEFIT
                               ------------------

5.1  RETIREMENT  BENEFIT.  Subject  to  the Deduction  Limitation, a Participant
     -------------------
     who  Retires  shall  receive  as  a  Retirement  Benefit his or her Account
     Balance.

5.2  PAYMENT  OF  RETIREMENT  BENEFIT.  The  Committee,  in  its  sole  and
     --------------------------------
     unrestricted discretion, shall determine whether the Participant will receive distribution of all amounts payable to him under this paragraph, in a lump sum or in installments over a designated period of years not to exceed ten (10). The lump sum payment shall be made, or installment payments shall commence, no later than 60 days after the date the Participant Retires. Also, the Committee, in its sole and unrestricted discretion, but taking into account any request made by the Participant, shall determine whether the lump sum payment shall be in cash or in kind. Payment shall be made no later than 60 days after the date the Participant Retires. Any payment made shall be subject to the Deduction Limitation.

5.3  DEATH  PRIOR  TO ENTIRE  PAYMENT OF RETIREMENT BENEFIT.  If  a  Participant
     ------------------------------------------------------
     dies after Retirement but before the Retirement Benefit is paid in full, the Participant's unpaid Retirement Benefit payments shall continue and shall be paid to the Participant's Beneficiary (i) over the remaining number of months and in the same amounts as that benefit would have been paid to the Participant had the Participant survived, or (ii) in a lump sum, if requested by the Beneficiary and allowed in the sole discretion of the Committee, that is equal to the Participant's unpaid remaining Account Balance. Payment shall be payable either in cash or in-kind, as determined in the sole discretion of the Committee, taking into account any request made by the Beneficiary.

                                    ARTICLE 6
                        PRE-RETIREMENT SURVIVOR BENEFIT
                        ---------------------------------

6.1  PRE-RETIREMENT SURVIVOR  BENEFIT.  Subject to the Deduction Limitation, the
     --------------------------------
     Participant's Beneficiary shall receive a Pre-Retirement Survivor Benefit equal to the Participant's Account Balance if the Participant dies before he or she Retires, experiences a Termination of Employment or suffers a Disability.

6.2  PAYMENT  OF PRE-RETIREMENT SURVIVOR BENEFIT.  The  Committee,  in  its sole
     -------------------------------------------
     and unrestricted discretion, shall determine whether the Participant will receive distribution of all amounts payable to him under this paragraph, in a cash lump sum or in installments over a designated period of years not to exceed ten (10). The lump sum payment shall be made, or installment payments shall commence, no later than 60 days after the date the Committee is provided with proof that is satisfactory to the Committee of the Participant's death. Also, the Committee, in its sole and unrestricted discretion, but taking into account any request made by the Beneficiary, shall determine whether the lump sum payment shall be in cash or in kind. Any payment made shall be subject to the Deduction Limitation.

                                    ARTICLE 7
                               TERMINATION BENEFIT
                               -------------------

7.1  TERMINATION  BENEFIT.  Subject  to  the  Deduction  Limitation,  the
     --------------------
     Participant shall receive a Termination Benefit, which shall be equal to the Participant's Account Balance if a Participant experiences a Termination of Employment prior to his or her Retirement, death or Disability.

7.2  PAYMENT  OF  TERMINATION  BENEFIT.  The  Committee,  in  its  sole  and
     ---------------------------------
     unrestricted discretion, shall determine whether the Participant will receive distribution of all amounts payable to him under this paragraph, in a lump sum or in installments over a designated period of years not to exceed ten (10). The lump sum payment shall be made, or installment payments shall commence, no later than 60 days after the date the Participant Retires. Also, the Committee, in its sole and unrestricted discretion, but taking into account any request made by the Participant, shall determine whether the lump sum payment shall be in cash or in kind. Payment shall be made no later than 60 days after the date of the Participant's Termination of Employment. Any payment made shall be subject to the Deduction Limitation. Should the Participant die before payment of his entire Termination Benefit, Section 5.3 shall apply.

                                    ARTICLE 8
                          DISABILITY WAIVER AND BENEFIT
                        --------------------------------

8.1  DISABILITY  WAIVER.
     ------------------

     (a)  WAIVER  OF DEFERRAL. A Participant who suffers from a Disability shall
          -------------------
          be excused from fulfilling that portion of the Annual Deferral Amount commitment that would otherwise have been withheld from a Participant's Base Annual Salary, Annual Bonus, or Director's Compensation for the Plan Year during which the Participant first suffers a Disability. During the period of Disability, the Participant shall not be allowed to make any additional deferral elections, but will continue to be considered a Participant for all other purposes of this Plan.

     (b)  RETURN  TO  WORK.  If  a  Participant  returns  to  employment with an
          ---------------
          Employer after a Disability ceases, the Participant may elect to defer an Annual Deferral Amount for the Plan Year following his or her return to employment or service and for every Plan Year thereafter while a Participant in the Plan; provided such deferral elections are otherwise allowed and an Election Form is delivered to and accepted by the Committee for each such election in accordance with Section 3.3 above.

8.2  CONTINUED  ELIGIBILITY;  DISABILITY  BENEFIT.  A Participant suffering a
     --------------------------------------------
     Disability shall, for benefit purposes under this Plan, continue to be considered to be employed and shall be eligible for the benefits provided in Articles 4, 5, 6 or 7 in accordance with the provisions of those Articles. Notwithstanding the above, the Committee shall have the right to, in its sole and absolute discretion and for purposes of this Plan only, and must in the case of a Participant who is otherwise eligible to Retire, deem the Participant to have experienced a Termination of Employment, or in the case of a Participant who is eligible to Retire, to have Retired, at any time (or in the case of a Participant who is eligible to Retire, as soon as practicable) after such Participant is determined to be suffering a Disability, in which case the Participant shall receive a Disability Benefit equal to his or her Account Balance at the time of the Committee's determination; provided, however, that should the Participant otherwise have been eligible to Retire, he or she shall be paid in accordance with
     Article 5. The Disability Benefit shall be paid in a lump sum within 60 days of the Committee's exercise of such right. Any payment made shall be subject to the Deduction Limitation.

                                    ARTICLE 9
                            BENEFICIARY DESIGNATION
                            ------------------------

9.1  BENEFICIARY.  Each  Participant  shall  have  the  right,  at  any time, to
     -----------
     designate his or her Beneficiary(ies) (both primary as well as contingent) to receive any benefits payable under the Plan to a beneficiary upon the death of a Participant. The Beneficiary designated under this Plan may be the same as or different from the Beneficiary designated under any other plan of an Employer in which the Participant participates.

9.2  BENEFICIARY  DESIGNATION:  CHANGE;  SPOUSAL  CONSENT.  A  Participant shall
     ----------------------------------------------------
     designate his or her Beneficiary by completing and signing the Beneficiary Designation Form and returning it to the Committee or its designated agent. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Committee's rules and procedures, as in effect from time to time. If the Participant names someone other than his or her spouse as a Beneficiary, a spousal consent, in the form designated by the Committee, must be signed by that Participant's spouse and returned to the Committee. Upon the acceptance by the Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be canceled. The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Committee prior to his or her death.

9.3  ACKNOWLEDGMENT.  No  designation  or  change  in  designation  of  a
     --------------
     Beneficiary shall be effective until received and acknowledged in writing by the Committee or its designated agent.

9.4  NO  BENEFICIARY  DESIGNATION.  If  a  Participant  fails  to  designate  a
     ----------------------------
     Beneficiary as provided in Sections 9.1, 9.2 and 9.3 above or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be his or her surviving spouse. If the Participant has no surviving spouse, the benefits remaining under the Plan to be paid to a Beneficiary shall be payable to the executor or personal representative of the Participant's estate.

9.5  DOUBT  AS  TO  BENEFICIARY.  If  the  Committee  has  any  doubt  as to the
     --------------------------
     proper Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right, exercisable in its discretion, to cause the Participant's Employer to withhold such payments until this matter is resolved to the Committee's satisfaction.

9.6  DISCHARGE  OF  OBLIGATIONS.  The  payment  of  benefits under the Plan to a
     --------------------------
     Beneficiary shall fully and completely discharge all Employers and the Committee from all further obligations under this Plan with respect to the Participant, and that Participant's Plan Agreement shall terminate upon such full payment of benefits.

                                   ARTICLE 10
                                LEAVE OF ABSENCE
                                ----------------

10.1 PAID  LEAVE  OF  ABSENCE.  If  a  Participant  is  authorized  by  the
     ------------------------
     Participant's Employer for any reason to take a paid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the Annual Deferral Amount shall continue to be withheld during such paid leave of absence in accordance with Section 3.3.

10.2 UNPAID  LEAVE  OF  ABSENCE.  If  a  Participant  is  authorized  by  the
     --------------------------
     Participants Employer for any reason to take an unpaid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the Participant shall be excused from making deferrals until the earlier of the date the leave of absence expires or the Participant returns to a paid employment status. Upon such expiration or return, deferrals shall resume for the remaining portion of the Plan Year in which the expiration or return occurs, based on the deferral election, if any, made for that Plan Year. If no election was made for that Plan Year, no deferral shall be withheld.

                                   ARTICLE 11
                     TERMINATION, AMENDMENT OR MODIFICATION
                     --------------------------------------

11.1 TERMINATION.  Although  each Employer anticipates that it will continue the
     ------------
     Plan for an indefinite period of time, there is no guarantee that any Employer will continue the Plan or will not terminate the Plan at any time in the future. Accordingly, each Employer reserves the right to discontinue its sponsorship of the Plan and/or to terminate the Plan at any time with respect to any or all of its participating Employees by action of its board of directors. Upon the termination of the Plan with respect to any Employer, the Plan Agreements of the affected Participants who are employed by that Employer shall terminate and their Account Balances, determined as if they had experienced a Termination of Employment on the date of Plan termination or, if Plan termination occurs after the date upon which a Participant was eligible to Retire, then with respect to that Participant as if he or she had Retired on the date of Plan termination, shall be paid to the Participants as follows: Prior to a Change in Control, if the Plan is terminated with respect to all of its Participants, an Employer shall have the right, in its sole discretion, and notwithstanding any elections made by the Participant, to pay such benefits in a lump sum or pursuant to a Monthly Installment Method of up to 10 years, with amounts credited and debited during the installment period as provided herein. If the Plan is terminated with respect to less than all of its Participants, an Employer shall be required to pay such benefits in a lump sum. After a Change in Control, the Employer shall be required to pay such benefits in a lump sum. The termination of the Plan shall not adversely affect any Participant or Beneficiary who has become entitled to the payment of any benefits under the Plan as of the date of termination; provided, however, that the Employer shall have the right to accelerate installment payments without a premium or prepayment penalty by paying the Account Balance in a lump sum or pursuant to a Monthly Installment Method using fewer months.

11.2 AMENDMENT.  Any  Employer  may,  at  any  time, amend or modify the Plan in
     ----------
     whole or in part with respect to that Employer by the action of its board of directors; provided, however, that no amendment or modification shall be effective to decrease or restrict the value of a Participant's Account Balance in existence at the time the amendment or modification is made, calculated as if the Participant had experienced a Termination of Employment as of the effective date of the amendment or modification or, if the amendment or modification occurs after the date upon which the Participant was eligible to Retire, the Participant had Retired as of the effective date of the amendment or modification. The amendment or modification of the Plan shall not affect any Participant or Beneficiary who has become entitled to the payment of benefits under the Plan as of the date of the amendment or modification; provided, however, that the Employer shall have the right to accelerate installment payments by paying the Account Balance in a lump sum or pursuant to a Monthly Installment Method using fewer months (provided that the present value of all payments that will have been received by a Participant at any given point of time under the different payment schedule shall equal or exceed the present value of all payments that would have been received at that point in time under the original payment schedule).

11.3 PLAN  AGREEMENT.  Despite  the  provisions of Sections 11.1 and 11.2 above,
     ---------------
     if a Participant's Plan Agreement contains benefits or limitations that are not in this Plan document, the Employer may only amend or terminate such provisions with the consent of the Participant.

11.4 EFFECT  OF  PAYMENT.  The  full  payment  of the  applicable  benefit under
     -------------------
     Articles 4, 5, 6, 7 or 8 of the Plan shall completely discharge all obligations to a Participant and his or her designated Beneficiaries under this Plan and the Participant's Plan Agreement shall terminate.

                                   ARTICLE 12
                                 ADMINISTRATION
                                 --------------

12.1 COMMITTEE  DUTIES.  This  Plan  shall  be administered by a Committee which
     -----------------
     shall consist of the Board, or such committee as the Board shall appoint. Members of the Committee may be Participants under this Plan. The Committee shall also have the discretion and authority to (i) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and (ii) decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan. Any individual on the Committee who is a Participant shall not vote or act on any matter relating solely to himself or herself. When making a determination or calculation, the Committee shall be entitled to rely on information furnished by a Participant or the Company.

12.2 AGENTS. In the administration of this Plan, the Committee may, from time to
     ------
     time, employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to any Employer.

12.3 BINDING  EFFECT  OF DECISIONS. The decision or action of the Committee with
     -----------------------------
     respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

12.4 INDEMNITY OF COMMITTEE. All Employers shall indemnify and hold harmless the
     ----------------------
     members of the Committee, and any Employee to whom the duties of the Committee may be delegated, against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of misconduct by the Committee or any of its members or any such Employee.

12.5 EMPLOYER  INFORMATION.  To  enable  the Committee to perform its functions,
     ---------------------
     each Employer shall supply full and timely information to the Committee on all relating to the compensation of its Participants, the date and circumstances of the Retirement Disability, death or Termination of Employment of its Participants, and such other pertinent information as the Committee may reasonably require.



                                   ARTICLE 13
                          OTHER BENEFITS AND AGREEMENTS
                        --------------------------------

The benefits provided for a Participant or a Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Participant's Employer. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.

                                   ARTICLE 14
                                CLAIMS PROCEDURES
                               ------------------

14.1 PRESENTATION  OF  CLAIM.  Any  Participant  or  Beneficiary  of  a deceased
     -----------------------
     Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to anise occurred. The claim must state with particularity the determination desired by the Claimant.

14.2 NOTIFICATION  OF  DECISION.  The Committee shall consider a Claimants claim
     --------------------------
     within  a reasonable time, and shall notify the Claimant in writing:

     (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

     (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

          (i) the specific reason(s) for the denial of the claim, or any part of it;

          (ii) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

          (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

          (iv) an explanation of the claim review procedure set forth in Section
               14.3  below.

14.3 REVIEW  OF  A  DENIED CLAIM. With 60 days after receiving a notice from
     ---------------------------
     the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

     (a)  may  review  pertinent  documents;

     (b)  may  submit  written  comments  or  other  documents;  and/or

     (c) may request a hearing, which the Committee, in its sole discretion, may grant.

14.4 DECISION  ON REVIEW.  The Committee shall render its decision on review
     -------------------
     promptly, and not later dm 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

     (a)  specific  reasons  for  the  decision;

     (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

     (c)  such  other  matters  as  the  Committee  deems  relevant.

14.5 LEGAL ACTION.  A Claimant's compliance with the foregoing provisions of
     ------------
     this Article 14 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan.

                                   ARTICLE 15
                                      TRUST
                                      -----

15.1 ESTABLISHMENT  OF THE TRUST.  The  Company  shall  establish  the Trust and
     ---------------------------
     each Employer shall, at each pay period, transfer over to the Trust such cash as the Participant elected to defer under the Plan, or such other amount as it determines to be appropriate.

15.2 INTERRELATIONSHIP  OF  THE  PLAN  AND  THE TRUST.  The  provisions  of  the
      -----------------------------------------------
     Plan and the Plan Agreement shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Employers, Participants and the creditors of the Employers to the assets transferred to the Trust. Each Employer shall at all times remain liable to carry out its obligations under the Plan.

15.3 DISTRIBUTIONS  FROM  THE  TRUST.  Each  Employer's  obligations  under  the
     -------------------------------
     Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust and any such distribution shall reduce the Employer's obligations under this Plan.


                                   ARTICLE 16
                                  MISCELLANEOUS
                                  -------------

16.1 STATUS  OF  PLAN.  The  Plan  is  intended  to  be  a  plan  that  is  not
     ----------------
     qualified within the meaning of Code Section 401(a) and that "is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a)(1). The Plan shall be administered and interpreted to the extent possible in a manner consistent with that intent.

16.2 UNSECURED  GENERAL  CREDITOR.  Participants and their Beneficiaries, heirs,
     ---------------------------
     successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of an Employer. For purposes of the payment of benefits under this Plan, any and all of an Employer's assets shall be, and remain the general, unpledged and unrestricted assets of the Employer. An Employer's obligation under the Plan shall be merely of an unfunded and unsecured promise to pay money in the future.

16.3 EMPLOYER'S  LIABILITY.  An  Employer's  liability  for  the  payment of
     ---------------------
     benefits shall be defined only by the Plan and the Plan Agreement as entered into between the Employer and a Participant. An Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan and his or her Plan Agreement.

16.4 NONASSIGNABILITY.  Neither  a  Participant  nor any other person shall have
     ----------------
     any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance allowed by a Participant or any other person, be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise.

16.5 NOT  A  CONTRACT  OF EMPLOYMENT.  The  terms  and  conditions  of this Plan
     -------------------------------
     shall not be deemed to constitute a contract of employment between any Employer and the Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, unless expressly provided in a written employment agreement. Nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of any Employer or to interfere with the right of any Employer to discipline or discharge the Participant at any time.

16.6 FURNISHING  INFORMATION.  A  Participant  or  his  or her  Beneficiary will
     -----------------------
     cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to, taking such physical examinations as the Committee may deem necessary.

16.7 TERMS.  Whenever  any  words  are used  herein in the masculine, they shall
     -----
     be construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be co as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

16.8 CAPTIONS.  The  captions  of  the  articles,  sections  and  paragraphs  of
     --------
     this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

16.9 GOVERNING  LAW.  Subject  to  ERISA,  the  provisions of this Plan shall be
     --------------
     construed and interpreted according to the internal laws of the State of Washington without regard to its conflicts of laws and principles.

16.10 NOTICE.  Any  notice  or  filing  required or permitted to be given to the
      ------
     Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below.

        Chief  Financial  Officer
        Upgrade  International
        1411  Fourth  Ave.  -  Suite  629
        Seattle,  WA  98101

     Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification. Any notice or filing required or permitted to be given to a Participant under s Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

16.11 SUCCESSORS.  The  provisions  of  this  Plan  shall  bind and inure to the
      -----------
      benefit of the Participant's Employer and its successors and assigns and the Participant and the Participant's designated Beneficiaries.

16.12 SPOUSE'S  INTEREST.  The  interest  in  the benefits hereunder of a spouse
      -------------------
      of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including, but not limited to, such spouse's will, nor shall such interest pass under the laws of interstate succession.

16.13 VALIDITY.  In  case  any  provision  of  this  Plan  shall  be  illegal or
      --------
      invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be constructed and enforced as if such illegal or invalid provision had never been inserted herein.

16.14 INCOMPETENT.  If  the  Committee  determines  in its  discretion a benefit
      -----------
      under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount

16.15 COURT ORDER.  The  Committee  is authorized  to make any payments directed
      -----------
      by court order in any action in which the Plan or the Committee has been named as a party. In addition, if a court determines that a spouse or former spouse of a Participant has an interest in the Participant's benefits under the Plan in connection with a property settlement or otherwise, the Committee, in its sole discretion shall have the right, notwithstanding any election made by a Participant, to immediately distribute the spouse's or former spouse's interest in the Participant's benefits under the Plan to that spouse or former spouse.

16.16 DISTRIBUTION  IN  THE  EVENT  OF  TAXATION.
      -------------------------------------------

     (a)  IN  GENERAL. If, for any reason, all or any portion of a Participant's
          ------------
          benefits under this Plan becomes taxable to the Participant prior to receipt, a Participant may petition the Committee before a Change in Control, or the trustee of the Trust after a Change in Control, for a distribution of that portion of his or her benefit that has become taxable. Upon the grant of such a petition, which grant shall not be unreasonably withheld (and, after a Change in Control, shall be granted), a Participant's Employer shall distribute to the Participant immediately available funds in an amount equal to the taxable portion of his or her benefit (which amount shall not exceed a Participant's unpaid Account Balance under the Plan). If the petition is granted, the tax liability distribution shall be made within 90 days of the date when the Participant's petition is granted. Such a distribution shall affect and reduce the benefits to be paid under this Plan.

     (b)  TRUST.  If  the  Trust terminates in accordance with Section 3.6(e) of
          -----
          the Trust, and benefits are distributed from the Trust to a Participant in accordance with that Section, the Participant's benefits under this Plan shall be reduced to the extent of such distributions.

16.17 INSURANCE.  The  Employers,  on  their  own  behalf  or  on  behalf of the
      ---------
      trustee of the Trust, and, in their sole discretion, may apply for and procure insurance on the life of the Participant, in such amounts and in such forms as they may choose. The Employers or the trustee of the Trust, as the case may be, shall be the sole owner and beneficiary of any such insurance. The Participant shall have no interest whatsoever in any such policy or policies, and at the request of the Employers shall submit to medical examinations and supply such information and execute such documents as may be required by the insurance company or companies to whom the Employers have applied for insurance.

16.18 LEGAL FEES TO ENFORCE RIGHTS AFTER CHANGE  IN  CONTROL.  The  Company  and
      ------------------------------------------------------
      each Employer is aware that upon the occurrence of a Change in Control, the Board or the board of directors of a Participant's Employer (which might then be composed of new members) or shareholder of the Company or the Participant's Employer, or of any successor corporation, might then cause or attempt to cause the Company, the Participant's Employer or such successor to refuse to comply with its obligations under the Plan and might cause or attempt to cause the Company or the Participant's Employer to institute, or may institute, litigation seeking to deny Participants the benefits intended under the Plan. In these circumstances, the purpose of the Plan could be frustrated. Accordingly, if, following a Change in Control, it should appear to any Participant that the Company, the Participant's Employer or any successor corporation has failed to comply with any of its obligations under the Plan or any agreement thereunder, or, if the Company, such Employer or any other person takes any action to declare the Plan void or unenforceable or institutes any litigation or other legal action designed to deny, diminish or to recover from any participant the benefits intended to be provided, then the Company and the Participant's Employer irrevocably authorize such Participant to retain counsel of his or her choice at the expense of the Company and the Participant's Employer (who shall be jointly and severally liable) to represent such Participant in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company, the Participant's Employer or any director, officer, shareholder or other person affiliated with the Company, the Participant's Employer or any successor thereto in any jurisdiction.

     IN WITNESS WHEREOF, the Company has signed this Plan document as of March 28, 2002, but effective for all purposes as of November 1, 2001.


                                     UPGRADE  INTERNATIONAL  CORP.
                                     a  Washington  Corporation



                                     By:       _________________________________

                                     Title:    _________________________________